SERVICER'S CERTIFICATE
CHEVY CHASE HOME LOAN TRUST 1997-1
6.55 % ASSET BACKED CERTIFICATES, SERIES 1997-1

Monthly Payment Date:       April 20, 2000
Monthly Collection Period:  March, 2000

     Under the pooling and Servicing Agreement, dated as of September 1, 1997, between Chevy Chase Bank, F.S.B. as
Seller and Servicer and U.S. Bank National Association, doing business as First Bank National Association, as Trustee, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Monthly Payment Date and Monthly Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A. Information Regarding the Current Monthly Distribution.

  1. Certificates

    (a) The Aggregate amount of the
        distribution to Certificateholders ............$ 1,097,809.84

    (b) The amount of the distribution
        set forth in paragraph A.1.(a)
        above in respect of interest
        Collections................................    $   209,932.11

    (c) The amount of the distribution
        set forth in paragraph A.1.(a)
        above in respect of Certificateholders'
        Interest Carryover Shortfall...............    $         0.00

    (d) The amount of the distribution
        set forth in paragraph A.1.(a)
        above in respect of Principal
        Collections................................    $   887,877.73

    (e) The amount of the reimbursement of
        previous Liquidation Loss Amounts
        included in A.1(d)......................       $         0.00

    (f) The amount of the aggregate
        unreimbursed Liquidation Loss
        Amounts after giving effect to the
        distribution in A.1.(a) above ...........      $         0.00


    (g) The amount of the distribution set
        forth in paragraph A.1.(a) above
        per $1,000 interest ....................       $   11.5558931

    (h) The amount of the distribution
        set forth in paragraph A.1(b) above,
        per $1,000 interest ....................       $    2.2098117

    (i) The amount of the distribution set
        forth in paragraph A.1.(c) above,
        per $1,000 interest ....................       $    0.0000000

    (j) The amount of the distribution set
        forth in paragraph A.1.(d) above,
        per $1,000 interest ....................       $    9.3460814

    (k) Aggregate of all Purchase Amounts
        received on the related Determination
        Date.........................................  $         0.00

B. Information Regarding the Performance of the Trust.

  1. Pool Balance and Certificate Principal Balance.

    (a) The Pool Balance at the close of business
        on the last day of the Monthly
        Collection Period.......................       $37,573,379.08

    (b) The Certificate Principal Balance after
        giving effect to payments allocated to
        principal as set forth in Paragraph
        A.1(d) above............................       $37,572,966.31

    (c) The number and aggregate principal
        balance of Loans which are delinquent
        by 30-59 days, 60-89 days and 90 or
        more days or at the end of the close
        of business on the last day of the
        preceding Monthly Collection Period:

          Days Delinquent                                   Amount
             30-59                                  68     684,376.48
             60-89                                  18     191,486.59
             90 or more                             13     170,277.44
             Total                                  99   1,046,140.51

    (d) The aggregate Liquidation Loss Amount
        for all Loans that became Liquidated Loans
        in the Monthly Collection Period....           $    62,980.71

  2. Servicing Fee.

        The aggregate amount of the Servicing
        Fee paid to the Servicer with respect
        to the preceding Monthly Collection
        Period....................................     $    24,038.29

  3. Payment Shortfalls.

    (a) The amount of the Certificateholders'
        Interest Carryover Shortfall after
        giving effect to the payments set forth
        in paragraph A.1(b) above...............       $         0.00

    (b) The amount of the Certificateholders
        Interest Carryover Shortfalls set
        forth in paragraph B.3.(a) above per
        $1,000 interest.........................       $    0.0000000

  4. Draws on Policy.

    (a) Amount of the distribution set forth
        in paragraph A.1(a) in respect of a
        draw on the Policy......................       $         0.00

    (b) Amount of the distribution set forth
        in paragraph A.1(b) in respect of a
        draw on the Policy......................       $         0.00

    (c) Amount of the distribution set forth
        in paragraph A.1(c) in respect of a
        draw on the Policy......................       $         0.00

  6. Reserve Fund

    (a) The Specified Reserve Fund Deposit Requirement $ 5,598,371.98
        and
        The amount on deposit in the
        Reserve Fund after giving effect to the
        distribution in paragraph A-1 (a)..............$ 5,598,371.98

    (b) The Reserve Fund Interest Transfer Amount      $         0.00
        and
        The Reserve Fund Principal Transfer Amount     $         0.00









                            Chevy Chase Bank, F.S.B.
                            Home Loan Trust 1997-1 Servicer


                        By: _____________________________________

                            Mark Holles
                            Vice President